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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 3, 2002
               (Date of Report - Date of Earliest event reported)

                               APCO ARGENTINA INC.
             (Exact name of registrant as specified in its charter)

CAYMAN ISLANDS                          0-8933                        EIN 98-0199453
(State or other jurisdiction of         (Commission file number)      (I.R.S. employer
incorporation or organization)                                        identification no.)
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                               ONE WILLIAMS CENTER
                                 MAIL DROP 26-4
                              TULSA, OKLAHOMA 74172
                    (Address of principal executive officer)

                                 (918)-573-2164
              (Registrant's telephone number, including area code)

ITEM 4. Changes in Registrant's Certifying Accountant:

On July 3, 2002, Apco Argentina Inc. ("the Company") advised Arthur Andersen LLP
("Andersen") that it would no longer engage the firm as its independent auditors beginning with the quarter ended June 30, 2002. Instead, the company has chosen
Ernst & Young LLP ("E&Y") to serve as the Company's new independent auditors effective the same quarter in accordance with a decision of the Board of Directors.

Andersen's reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period reporting through March 31, 2002, and through the interim period ended
June 30, 2002, and July 3, 2002, the date the relationship with Andersen ended, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in
Item 304 (a) (1) (v) of Regulation S-K.

Although the Company was able to obtain a copy of a letter from Arthur Andersen
LLP to the Commission dated July 3, 2002, stating its agreement with the statements made in Item 4 of the Form 8-K filed with the Commission on July 3, 2002, which letter was attached as Exhibit 16.1 to that Form 8-K, the Company, hereby, informs the Commission that Arthur Andersen LLP has advised the Company that, effective July 3, 2002, it ceased issuing such letters to the Commission and as a result the Company is unable to attach a copy of a similar letter from Arthur Andersen LLP stating that it is in agreement with the statements made in this amendment.

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ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

         99 - Copy of Apco Argentina Inc.'s press release dated July 3, 2002 publicly announcing the event reported herein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 18, 2002                      By:  /s/ Thomas Bueno
                                               --------------------------------
                                               Thomas Bueno
                                               President and Chief Operating
                                               and Accounting Officer

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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER         DESCRIPTION
------         -----------
99             Copy of Apco Argentina Inc.'s press release dated July 3, 2002 publicly announcing the event reported herein.